Investor Presentation March 2022 Exhibit 99.1

/ Moving Infrastructure Forward2 Forward-Looking Statements Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” “strategy,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding the impact of the COVID-19 pandemic on Arcosa’s customer demand for Arcosa’s products and services, Arcosa’s supply chain, Arcosa’s employees ability to work because of COVID-19 related illness, the health and safety of our employees, the effect of governmental regulations imposed in response to the COVID-19 pandemic; assumptions, risks and uncertainties regarding achievement of the expected benefits of Arcosa’s spin-off from Trinity; tax treatment of the spin-off; failure to successfully integrate acquisitions, or failure to achieve the expected benefit of acquisitions; market conditions and customer demand for Arcosa’s business products and services; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; ability to improve margins; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see "Risk Factors" and the "Forward-Looking Statements" section of "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Arcosa's Form 10-K for the year-ended December 31, 2021, and as may be revised and updated by Arcosa's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Non-GAAP Financial Measures This presentation contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Reconciliations of non-GAAP financial measures to the closest GAAP measure are provided in the Appendix.

/ How to Find Us 3 INVESTOR CONTACT InvestorResources@arcosa.com NYSE TICKER ACA OUR WEBSITE www.arcosa.com HEADQUARTERS Arcosa, Inc. 500 North Akard Street, Suite 400 Dallas, Tx 75201 Moving Infrastructure Forward

/4 1 3 4 Company Overview 2022 Outlook ESG Update Moving Infrastructure Forward 2 Recent Financial Highlights Table of Contents

/5 1 Company Overview Moving Infrastructure Forward

/6 Arcosa’s Value Proposition Healthy balance sheet and ample liquidity to navigate cycles and pursue strategic growth Experienced management team with history of managing through economic cycles Leading businesses serving critical infrastructure markets Track record of executing on strategic priorities as an independent public company Disciplined capital allocation process to grow in attractive markets and improve returns on capital Moving Infrastructure Forward

/7 Arcosa at a Glance Revenues, Net Income, and Adjusted EBITDA are for the fiscal year ended 12/31/2021. See Adjusted EBITDA reconciliation in Appendix Arcosa spun off from its former parent company in November 2018. $70M Net Income $283M Adjusted EBITDA $2.0B Revenues 3 Infrastructure-related Segments ~6,170 Employees 85+ Years of Operating History Moving Infrastructure Forward

Business Overview

Arcosa's three segments are made up of leading businesses that serve critical infrastructure markets

Segments	Revenues	Adj.Segment EBITDA & Margin
CONSTRUCTION PRODUCTS	$797M	$180M *23%*
ENGINEERED STRUCTURES	$934M	$125M *13%*
TRANSPORTATION PRODUCTS	$306M	$24M *8%*


NATURAL &
RECYCLED
AGGREGATES


SPECIALTY
MATERIALS


CONSTRUCTION
SITE SUPPORT


UTILITY &
RELATED
STRUCTURES


WIND TOWERS


STORAGE
TANKS


BARGES


COMPONENTS

Revenues and Adjusted Segment EBITDA and margin for the fiscal year ended 12/31/2021. See Adjusted Segment EBITDA reconciliation in Appendix

8 / Moving Infrastructure Forward
ARCOSA

Today, Arcosa is a less cyclical and more resilient company

Construction Products has Increased to 57% of Adjusted EBITDA from 33% at Spin



Adjusted EBITDA, excluding Corporate
($M)
344
24 (7%)
Transportation Products
125
(36%)
Engineered Structures
219
64
(29%)
82
(38%)
195
(57%)
Construction Products
73
(33%)
FY 2018
At Spin
FY 2021

Actionable Strategic Progress to Position Portfolio for Long-Term Growth

- **Invested ~$1.3 billion** on 5 large acquisitions and several complementary bolt-on's **to expand Construction Products platform**
- **Grew natural aggregates** operations beyond Texas, **now serving 11 Top 50 MSA's, up from five at spin**
- **Added recycled aggregates** to complement natural aggregates platform
- **Expanded specialty materials platform** with broader geographic presence and product diversity
- **Improved operations** in utility structures and storage tanks, increasing revenues and expanding segment EBITDA margins from 10% in 2018 to 13% in 2021
- **Added 3 adjacent infrastructure-related product lines** of traffic, telecom, and concrete structures
- **Market leading positions** in our cyclical businesses, including barge, wind towers and steel components, position us well for recovery

Recently Passed $1T Infrastructure Bill Creates Multi-Year Tailwind for Many Arcosa Businesses

See Adjusted Segment EBITDA reconciliations in the Appendix. FY 2021 Construction Products Adjusted Segment EBITDA is pro forma for Southwest Rock and StonePoint as previously disclosed.

9 / Moving Infrastructure Forward ARCOSA

Growing our Construction Products Platform

We have deployed ~$1.3B on Construction Products acquisitions since the time of the spin

Attractive fundamentals of Aggregates and Specialty Materials

- Attractive markets with long-term pricing and volume growth; less cyclical than other Arcosa businesses
- Sustainable competitive advantages, through reserve positions, product portfolio, proprietary processing capabilities, and deep market knowledge
- Fragmented industry structure with ability to buy small to medium size assets at attractive multiples
- Ability to use acquisitions as growth platforms for organic and bolt-on growth

SOUTHWEST ROCK PRODUCTS

August 2021

- Scaled entry into attractive Phoenix metropolitan area with accretive EBITDA margins

STONEPOINT MATERIALS

April 2021

- Top 25 U.S. aggregates platform adding attractive new geographies, more than 40 years of reserve life, and an experienced management team

CHERRY — January 2020

STRATA MATERIALS — October 2020

- Two acquisitions building leadership position in recycled aggregates, a new product category for Arcosa and growing in importance due to resource scarcity and ESG benefits
- Cherry expands aggregates business into attractive Houston market, filling a key gap in our Texas network
- Strata expands ability to serve DFW customers with a complementary product offering that includes both natural and recycled aggregates

ACG MATERIALS

December 2018

- Adds complementary, scaled specialty materials and aggregates platforms
- Diversifies customer base across attractive end markets

In the short term, we expect to focus our efforts on completing acquisition integration activities and leveraging our now larger platforms with organic growth opportunities. We continue to have an active pipeline of attractive acquisition opportunities.

10 / Moving Infrastructure Forward

ARCOSA

/11 Arcosa’s Long-Term Vision Grow in attractive markets where we can achieve sustainable competitive advantages Reduce the complexity and cyclicality of the overall business Improve long-term returns on invested capital Integrate Environmental, Social, and Governance initiatives (ESG) into our long-term strategy Moving Infrastructure Forward

/12 2 Recent Financial Highlights Moving Infrastructure Forward

/ Full Year 2021 Financial Results Moving Infrastructure Forward13 1,460 1,737 1,936 2,036 2020 20212018 2019 +39% 187 241 284 283 2018 2019 20212020 +51% See Adjusted EBITDA reconciliations in Appendix. Full Year 2021 Adjusted EBITDA increased 51% since spin outpacing revenue growth and driven by organic expansion, acquisitions, and operating improvements Margin Revenues ($M) Adjusted EBITDA ($M) 13.9% 14.7% 13.9%12.8%

/ Cash Flow and Balance Sheet 14 Moving Infrastructure Forward Net Debt / Adjusted EBITDA Ratio at end of quarter Free Cash Flow $M’s Leverage at Low End of Targeted RangeFree Cash Flow Strength Transportation Products segment generated $159M of Cash Flow from 2018 to 2020 that funded growth in other segments1 Focus on driving a disciplined ‘cash culture’ has supported significant organic & acquisition investment, while maintaining a healthy balance sheet 1 Cash Flow defined as Adjusted Segment EBITDA less CapEx. See 2020 10-K for CapEx by Segment. See Free Cash Flow reconciliation in Appendix. 74 273 178 81 Avg. $152M 20202018 2019 2021 ~$1.6B in acquisitions and organic investments since Spin (1.2) 0.5 (0.6) 0.5 0.6 1.9 2.3 2.1 Q1-21Pro Forma at Spin Q4-18 Q4-19 Q4-20 Q4-21Q3-21Q2-21 Spun debt free with $200M of cash Decline reflects end market softness in cyclical businesses and increased working capital requirements 8 8 8 245 400 20252022 2023 20292024 20272026 2028 Debt Maturity Schedule $M’s 2-2.5x Targeted Range

/15 3 2022 Outlook Moving Infrastructure Forward

/ 2022 Total Company Outlook The outlook for our growth businesses is strong and offsets cyclical challenges from wind towers, barge, and steel components Moving Infrastructure Forward16 See Adjusted EBITDA reconciliation in Appendix. Revenues $M’s Adjusted EBITDA $M’s 1,460 1,737 1,936 2,036 20192018 2020 2,100 – 2,200 2021 2022 Guidance 187 241 284 283 2022 Guidance 2019 20212020 280 - 305 2018 Margin 13.9% 14.7% 13.9% 13.6% Expect 2022 Adjusted EBITDA of $20-25M for our cyclical businesses 12.8%

Outlook for Growth Businesses

Since 2018, we have made significant progress in expanding our Growth Businesses

Expect ~15% Increase in Adjusted EBITDA from Growth Businesses in 2022 …

Adjusted EBITDA, excl. Corporate ($M's):



In 2022, cyclical businesses expected to be <20% of 2018 levels
219
129
90
284
127
157
332
127
205
329
51
277
343
23
320
+15%
2018
At Spin
2019
2020
2021
Mid-Point 2022 Guidance
Growth Businesses (Construction Products & Eng. Structures, ex wind)
Cyclical Businesses (Wind Towers, Barge & Steel Components)

See reconciliation of Adjusted EBITDA for Cyclical and Growth Businesses in Appendix.

… Based on Attractive Fundamentals Driving Organic Expansion and Full Year Contributions from Acquisitions

Construction Products

- **Strong construction activity** in our key markets, particularly Texas, Tennessee, and Arizona
- Recent acquisitions provide pipeline of organic and bolt-on **growth opportunities**
- Deurbanization trends are driving **increased demand** for aggregates-intensive single-family homes
- Favorable nationwide trends in infrastructure spending with **increased federal funding** from the $1 Trillion Infrastructure Bill

Engineered Structures

- **Healthy backlog** for utility and related structures, driven by grid-hardening and road infrastructure investments
- Wireless 5G telecom buildout expected to **drive new demand**
- Healthy DOT spending in Florida and other Southeast states, with **opportunities to grow** in Texas and other markets
- **Steady demand and rising backlogs** for storage tanks in the U.S.

17 / Moving Infrastructure Forward

ARCOSA

/ 0 500 1000 1500 2000 12/1212/08 12/1812/10 12/14 12/16 12/2212/20 $ / S h o rt T o n 830 Hist.avg. since ‘08 Cyclical Businesses Moving Infrastructure Forward18 In 2022, our cyclical businesses are expected to be at <20% of their combined 2018 Adjusted EBITDA levels, but we remain confident in long-term fundamentals and expect to see recovery in 2023 and beyond Forecast assuming PTC renewal 1Fastmarkets North American Steel Market Tracker, Feb. 2022 2Criton Corporation: Prospects for the Dry Cargo Inland Barge Market Through 2026, Nov. 2021; 3Company estimates and IHS Markit, May 2021; 4River Transport News annual survey of new hopper barge construction; 5Actual data provided by Railway Supply Institute, Inc. and forecast data from FTR Transportation Intelligence. Feb. 2022; 6Wood Mackenzie, Global wind power market outlook update: Q4, November 2021 Outlook for dry barge replacement cycle remains intact High Plate Steel Prices have been a Demand Headwind, but Prices have Recently Plateaued; Latest World Events, however, May Create Near-Term Volatility in Forecast Expectations Fleet Age is Increasing due to Underinvestment Since 2016; Industry Forecasts Indicate Potential for ~750 Average Annual Barge Construction Needs Through 20262 14.4 16.3 2016 2020 Hopper Fleet Age3 (in Years) ~35% > 20 years old 0 1,200 600 6 Theoretical Replacement Level 8 202005 167 9 10 11 1712 13 14 15 18 19 21 Annual Industry Deliveries Since ‘054 (# Hopper Barges) Lowest level in 30 years New builds for N.A. Railcar Market forecast to increase 50.9 58.1 33.4 29.3 43.5 56.3 44.5 20212018 2019 2020 20242022 2023 Actual Forecast New railcar deliveries forecast to meet or exceed replacement levels through 2024 Annual Industry Deliveries5 (# Railcars in K’s) PTC uncertainty but traction on a number of fronts to gain passage of a renewable extension 0 5 10 15 20 23222020 2521 2824 2726 29 30 U.S. Wind Installations (2020-2030)6 (GW) Plate Hot Rolled Coil 1

/ We believe our businesses are well-positioned to benefit from ~$1 trillion Infrastructure Investment and Jobs Act Moving Infrastructure Forward19 • Reauthorization of the Fixing America’s Surface Transportation Act (FAST Act) at a higher level of spending through 2026 • Spending catalysts to Arcosa: • Highway, Road, Bridges ($110B) • Passenger and Freight Rail ($66B) • Airports ($25B) • Power Infrastructure and Grid Hardening ($73B) • Broadband Expansion ($65B) • Ports and Waterways ($17B)We expect the new infrastructure spending to begin impacting our businesses in late 2022 with an increasing impact in 2023 and beyond

/20 4 ESG Update Moving Infrastructure Forward

/ Long-term Vision: ESG Update Moving Infrastructure Forward21 We continue to integrate ESG into our business through our strategic planning process, ESG-focused initiatives, and innovative continuous improvement projects Our 2020 Sustainability Report published on April 19, 2021 highlights a number of the ways Arcosa prioritizes ESG across the company: Safety: Arcosa team members achieved a 56% reduction in our Total Recordable Incident Rate (TRIR) in 2020. Our ARC 100 safety initiative continues to strengthen our safety culture, and we are committed to an evolving system in which all employees contribute to continuous safety improvements. TCFD: We have aligned our climate-related disclosures with the recommendations of the Financial Stability Board’s Task Force on Climate-related Financial Disclosures (TCFD). SASB: We include new disclosures for several key Sustainability Accounting Standards Board (SASB) metrics, including safety, greenhouse gas (GHG) emissions, and water consumption. GHG Emissions: In 2020, we reduced our GHG Emissions Intensity by 12%, including Scope 1 and Scope 2 emissions (Metric Tonnes CO2 Equivalent/$ Million Revenues). Water: In 2020, we reduced our municipal water intensity by 16% (kilogallons/$ Million Revenues). Community Impact: We include stories highlighting a sample of the exceptional ways our businesses supported their local communities during 2020. Compensation: We introduced an ESG component to our short-term incentive awards for 2020, where progress on ESG is incorporated into our Named Executive Officer and other key employees’ compensation.

/ We continue to make progress on our ESG journey Moving Infrastructure Forward22 2020 ESG Highlights For Arcosa, building a culture of ESG starts with foundational steps achieved through stakeholder engagement, cross-functional collaboration, and planning Increased female Board of Director representation to three members with appointment of Kimberly Lubel, former Chairman, President and CEO of CST Brands, and Julie Piggott, former EVP and CFO of BNSF Railway Company Integrated ESG into strategic planning and M&A decision making processes, with resulting investments in Recycled Aggregate companies Cherry Industries, Strata Materials, and Southwest Crushing Established ESG committees at multiple levels throughout the organization to further ESG culture and collaboration Invested in ESG applications and systems to improve metrics and reporting Broadened annual disclosures to integrate TCFD framework and supporting SASB metrics Established Governance and Sustainability Committee responsible for ESG oversight Published key policy statements (July 2020), a 2020 Mid-Year ESG Update (August 2020), our first annual 2020 Sustainability Report (April 2021), and on-track for the release of our 2021 Sustainability Report in 2Q 2022 Named full-time Director of ESG Completed materiality assessment to align with stakeholder needs Major ESG Milestones Ordered most recent activity first

Appendix

/24 Additional Financial Guidance for 2022 Corporate costs Commentary Moving Infrastructure Forward Capital expenditures Working capital  ~$13-14M per quarter, excluding one-time items related to acquisitions and integration  $120-140M in 2022, including $30-50M of growth projects Tax Rate  We continue to monitor the impacts of steel price and other inflationary pressures on working capital  We expect working capital to have a positive impact to cash flows in 2022  We expect a full year 2021 tax rate of ~21-23% Guidance for Cyclical Businesses  We expect Adjusted EBITDA for our Cyclical Businesses of $20-25M for 2022  Wind towers Adjusted EBITDA guidance of ~$7-9M  Transportation Products Adjusted EBITDA guidance of ~$13-16M

/ Non-GAAP Measures 25 Moving Infrastructure Forward “EBITDA” is defined as net income plus interest, taxes, depreciation, depletion, and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for certain items that are not reflective of the normal earnings of our business. GAAP does not define EBITDA or Adjusted EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including net income. We use Adjusted EBITDA to assess the operating performance of our consolidated business, as a metric for incentive-based compensation, as a measure within our lending arrangements, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry, we believe Adjusted EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items which can vary significantly depending on many factors. “Adjusted EBITDA Margin” is defined as Adjusted EBITDA divided by Revenues. “Segment EBITDA” is defined as segment operating profit plus depreciation, depletion, and amortization. “Adjusted Segment EBITDA” is defined as Segment EBITDA adjusted for certain items that are not reflective of the normal earnings of our business. GAAP does not define Segment EBITDA or Adjusted Segment EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including segment operating profit. We use Adjusted Segment EBITDA to assess the operating performance of our businesses, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry we believe Adjusted Segment EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items, which can vary significantly depending on many factors. "Adjusted Segment EBITDA Margin" is defined as Adjusted Segment EBITDA divided by Revenues. GAAP does not define “Net Debt” and it should not be considered as an alternative to cash flow or liquidity measures defined by GAAP. The Company uses Net Debt, which it defines as total debt minus cash and cash equivalents to determine the extent to which the Company’s outstanding debt obligations would be satisfied by its cash and cash equivalents on hand. The Company also uses "Net Debt to Adjusted EBITDA", which it defines as Net Debt divided by Adjusted EBITDA for the trailing twelve months as a metric of its current leverage position. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. GAAP does not define “Free Cash Flow” and it should not be considered as an alternative to cash flow measures defined by GAAP, including cash flow from operating activities. We define Free Cash Flow as cash provided by operating activities less capital expenditures. We use this metric to assess the liquidity of our consolidated business. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. Refer to slides that follow for accompanying reconciliations

Reconciliation of Adjusted EBITDA

($'s in millions)
(unaudited)

	Year Ended December 31,				Full Year 2022 Guidance	
	2018	2019	2020	2021	Low	High
Net income	$ 75.7	$ 113.3	$ 106.6	**$ 69.6**	**$ 72.0**	**$ 89.0**
Add:						
Interest expense, net	0.5	5.4	10.2	**23.4**	**31.0**	**31.0**
Provision for income taxes	19.3	33.5	31.6	**14.0**	**21.0**	**24.0**
Depreciation, depletion, and amortization expense[1]	67.6	85.8	114.5	**144.3**	**155.0**	**160.0**
EBITDA	163.1	238.0	262.9	**251.3**	**279.0**	**304.0**
Add:						
Impact of acquisition-related expenses[2]	0.8	2.0	10.3	**20.1**	**1.0**	**1.0**
Impairment charge	23.2	—	7.1	**2.9**	**—**	**—**
Legal settlement	—	—	—	**8.7**	**—**	**—**
Other, net (income) expense[3]	(0.6)	0.7	3.4	**0.3**	**—**	**—**
Adjusted EBITDA	$ 186.5	$ 240.7	$ 283.7	**$ 283.3**	**$ 280.0**	**$ 305.0**
Adjusted EBITDA Margin	12.8 %	13.9 %	14.7 %	**13.9 %**	**13.3 %**	**13.9 %**

(1) Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.
(2) Expenses associated with acquisitions, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, and other transaction costs.
(3) Included in Other, net (income) expense was the impact of foreign currency exchange transactions of $(0.2) million, $1.5 million, $3.6 million, and $0.6 million for the year ended December 31, 2018, 2019, 2020, and 2021 respectively.

26 / Moving Infrastructure Forward ARCOSA

Reconciliation of Adjusted Segment EBITDA

($'s in millions)
(unaudited)

	Year Ended December 31,			
	2018	2019	2020	2021
Construction Products				
Operating Profit	$ 50.4	$ 52.7	$ 74.7	**$ 83.2**
Add: Depreciation, depletion, and amortization expense[1]	21.9	38.0	60.1	**88.7**
Segment EBITDA	72.3	90.7	134.8	**171.9**
Add: Impact of acquisition-related expenses[2]	0.8	1.4	2.9	**7.6**
Add: Impairment charge	—	—	0.8	**—**
Adjusted Segment EBITDA	$ 73.1	$ 92.1	$ 138.5	**$ 179.5**
Adjusted Segment EBITDA Margin	25.0 %	20.9 %	23.3 %	**22.5 %**
Engineered Structures				
Operating Profit	$ 28.6	$ 100.7	$ 80.2	**$ 88.0**
Add: Depreciation and amortization expense[1]	29.7	27.9	31.5	**33.1**
Segment EBITDA	58.3	128.6	111.7	**121.1**
Add: Impact of acquisition-related expenses[2]	—	—	2.8	**1.0**
Add: Impairment charge	23.2	—	1.3	**2.9**
Adjusted Segment EBITDA	$ 81.5	$ 128.6	$ 115.8	**$ 125.0**
Adjusted Segment EBITDA Margin	10.4 %	15.4 %	13.2 %	**13.4 %**
Transportation Products				
Operating Profit	$ 48.4	$ 46.8	$ 54.6	**$ 6.4**
Add: Depreciation and amortization expense	15.5	16.3	18.0	**17.8**
Segment EBITDA	63.9	63.1	72.6	**24.2**
Add: Impact of acquisition-related expenses[2]	—	0.6	—	**—**
Add: Impairment charge	—	—	5.0	**—**
Adjusted Segment EBITDA	$ 63.9	$ 63.7	$ 77.6	**$ 24.2**
Adjusted Segment EBITDA Margin	16.3 %	13.7 %	16.6 %	**7.9 %**
Operating Loss - Corporate	$ (32.5)	$ (47.3)	$ (57.7)	**$ (70.3)**
Add: Impact of acquisition-related expenses - Corporate[2]	—	—	4.6	**11.5**
Add: Legal settlement	—	—	—	**8.7**
Add: Corporate depreciation expense	0.5	3.6	4.9	**4.7**
Adjusted EBITDA	$ 186.5	$ 240.7	$ 283.7	**$ 283.3**

[1] Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.
[2] Expenses associated with acquisitions, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, and other transaction costs.

27 / Moving Infrastructure Forward

ARCOSA

Reconciliation of Free Cash Flow and Net Debt to Adjusted EBITDA

($'s in millions)
(unaudited)

	Year Ended December 31,			
	2018	2019	2020	**2021**
Cash Provided by Operating Activities	$ 118.5	$ 358.8	$ 259.9	**$ 166.5**
Capital expenditures	(44.8)	(85.4)	(82.1)	**(85.1)**
Free Cash Flow	$ 73.7	$ 273.4	$ 177.8	**$ 81.4**

	As of							
	Pro Forma September 30, 2018[1]	December 31, 2018	December 31, 2019	December 31, 2020[1]	March 31, 2021[1]	June 30, 2021[1]	September 30, 2021[1]	December 31, 2021[2]
Total debt excluding debt issuance costs	$ 0.4	$ 185.5	$ 107.3	$ 254.5	$ 255.9	$ 660.5	$ 762.2	**$ 685.7**
Cash and cash equivalents	210.4	99.4	240.4	95.8	81.9	100.3	66.1	**72.9**
Net Debt	(210.0)	86.1	(133.1)	158.7	174.0	560.2	696.1	**612.8**
Adjusted EBITDA (trailing twelve months)	$ 178.1	$ 186.5	$ 240.7	$ 291.4	$ 269.7	$ 288.1	$ 299.3	**$ 298.4**
Net Debt to Adjusted EBITDA	(1.2)	0.5	(0.6)	0.5	0.6	1.9	2.3	**2.1**

(1) These periods include pro forma adjustments for acquisitions completed during the period, as previously disclosed.

(2) Adjusted EBITDA includes a 3 month pro forma adjustment of $6.9 million based on previously disclosed Adjusted EBITDA for StonePoint of $27.6 million for the twelve months ended March 31, 2021 and a 7 month pro forma adjustment of $8.2 million based on previously disclosed Adjusted EBITDA for Southwest Rock of $14.0 million for the twelve months ended May 31, 2021.

28 / Moving Infrastructure Forward ARCOSA

/ Reconciliation of Adjusted EBITDA for Cyclical and Growth Businesses 29 Moving Infrastructure Forward (in millions) (unaudited) Year Ended December 31, Full Year 2022 Guidance 2018 2019 2020 2021 Low High Consolidated Adjusted EBITDA(1) $ 186.5 $ 240.7 $ 283.7 $ 283.3 $ 280.0 $ 305.0 Add: Corporate Adjusted EBITDA(1) 32.0 43.7 48.2 45.4 50.0 50.0 Adjusted EBITDA, excluding corporate 218.5 284.4 331.9 328.7 330.0 355.0 Wind towers business: Operating Profit 56.7 55.5 41.8 19.9 Add: Depreciation and amortization expense 8.4 7.9 7.8 7.3 Wind towers EBITDA 65.1 63.4 49.6 27.2 Wind towers Adjusted EBITDA 65.1 63.4 49.6 27.2 7.0 9.0 Transportation Products Adjusted Segment EBITDA(1) 63.9 63.7 77.6 24.2 13.0 16.0 Cyclical businesses Adjusted EBITDA(2) 129.0 127.1 127.2 51.4 20.0 25.0 Growth businesses Adjusted EBITDA(3) $ 89.5 $ 157.3 $ 204.7 $ 277.3 $ 310.0 $ 330.0 (1) See Reconciliation of Adjusted Segment EBITDA table. (2) Our cyclical businesses include our wind towers business, included in the Engineered Structures segment, and our Transportation Products segment, which includes our barge and steel components businesses. (3) Our growth businesses include our Construction Products segment and our Engineered Structures segment, excluding the wind towers business.

Reconciliation of Southwest Rock and StonePoint Pro Forma Adjusted EBITDA

(in millions)
(unaudited)

Reconciliation of Southwest Rock Pro Forma Adjusted EBITDA

		Twelve Months Ended May 31, 2021
Net Income	$	11.7
Add:		
Interest expense, net		0.2
Provision for income taxes[1]		-
Depreciation, depletion, and amortization expense		2.6
EBITDA		14.5
Add:		
Pro forma adjustments[2]		(0.5)
Pro forma Adjusted EBITDA	$	14.0

[1] Pass-through entity and not subject to federal income taxes.

[2] Includes Paycheck Protection Program loan forgiveness, partially offset by management compensation and non-operational expenses that are not expected to continue post-close.

Reconciliation of StonePoint Pro Forma Adjusted EBITDA

		Twelve Months Ended March 31, 2021
Net income	$	(7.0)
Add:		
Interest expense, net		8.9
Provision for income taxes		-
Depreciation, depletion and amortization expense		22.3
Full year pro-forma for 2019 and 2020 acquisitions		1.6
Acquisition-related and sponsor fees		5.5
Other non-recurring		(3.7)
Pro forma Adjusted EBITDA	$	27.6

30 / Moving Infrastructure Forward ARCOSA